Related Party Transactions - Schedule of related party balances (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Amounts due from NetEase Group	$ 2,145	¥ 14,930	¥ 11,240
Amounts due to NetEase Group	6,913	48,126	37,213
Short-term loans from NetEase Group	$ 126,117	878,000	878,000
NetEase Group [Member]
Amounts due from NetEase Group		14,930	11,240
Amounts due to NetEase Group		48,126	37,213
Short-term loans from NetEase Group		¥ 878,000	¥ 878,000